Exhibit 10.12

DEED OF PURCHASE OF SHARES PARTIES OF THE MERCANTILE “TURBO ENERGY, SL”. -----------

NUMBER TWO THOUSAND ONE HUNDRED FIFTY (2,150). ---------------

In Valencia, my residence, on May 31, two thousand twenty two. -------------------------------------------------------------------- ----------------------------

Before me, LUIS CALABUIG DE LEYVA, Notary of the Illustrious Valencia College. -------------------------------------------------- ------------

=== APPEAR ===

On the one hand, as the seller: ---------------------------------

MANUEL CERCÓS D´AVERSA and DOÑA VERÓNICA ZAMORA ESTEBAN, of legal age, director of development of business and teacher respectively, married, domiciled in 46014-Valencia, Plaza Escritora Beatriu Civera, number 2, door 11.

And on the other, as a purchasing party: ------------------------------------

MR. ENRIQUE SELVA BELLVIS, of legal age, married, engineer, with professional domicile at 46004-Valencia, Plaza de America, number 2, 4AB.

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=== INTERVENES ===

a) Mr. Cercós and Ms. Zamora, their own name and right. -------------------------------------------------- ----------------------------

b) And Mr. Selva, on behalf of the company of Spanish nationality called “UMBRELLA SOLAR INVESTMENT, SL”, domiciled at 46004-Valencia, Plaza de America, number 2, 4AB. It was established, for an indefinite period, under the name “UMBRELLA CAPITAL, SL” in writing granted on March 27, 2018 before the authorizing Notary of the present, with the number 398 of protocol; registered in the Registry Mercantil de Valencia, volume 10,482, book 7,763, page 109, page no. V-181.400, 1st entry. It has been assigned the CIF number B 98988819. ------------------------------------------------- ----------------------------

Transferred its registered office to the current one in a deed granted on June 7, 2021 before the notary authorizing the present as a substitute for accidental impossibility and for the protocol of his fellow resident, Mr. Vicente Tomás Bernat, with the protocol number 1,603. -------------------------------------------------- ---

Changed its company name to the current one in writing granted on March 14, 2022 before the authorizing Notary of the present, with protocol number 937, which is located pending registration. ---------------------------------------------

Increased its share capital in deed of elevation to public sole shareholder decisions granted on March 22 of 2022 before the notary authorizing the present, with number 1,065 protocol. ----------------------------------------------------------------

Declared the cessation of its unipersonality in granted deed in this same act before the notary authorizing the present, with protocol number 2,149, which is pending registration registration. -------------------------------------------------------------- -------------

Its corporate purpose is made up of the following activities (CNAE main activity 74.90. Other professional activities, scientific and technical): “a) The acquisition, distribution and sale of electrical and electronic material for the development of projects renewable energy. b) The promotion, design, construction, exploitation and sale of photovoltaic solar plants or other renewable energies and the creation and participation in companies and companies related to renewable energies. c) The subscription, derivative acquisition, possession, enjoyment, administration or sale of transferable securities, shares and shares, except those activities subject to special legislation, through the corresponding organization of material and personal resources. d) The provision, to companies in which it participates and to third parties, consulting services, market research, advice and technical assistance in relation to the administration and management of entities and their human and material resources, with its financial structure or with their technical, production or marketing processes”. -----------------------

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Acts as a natural person representative of the company “CROCODILE INVESTMENT, SL” (Unipersonal) (registered at 46004-Valencia, Plaza de América, number 2, 4AB; registered in the Mercantile Registry of Valencia, volume 9712, book 6994, page 14, Section 8, sheet no. V-156.741, 1st entry; and with CIF number B 98584089), in its capacity as sole Administrator of the company “UMBRELLA SOLAR INVESTMENT, SLU” whose appointment, for an indefinite term, and acceptance, as well as the appointment and acceptance of the natural person representative, They result from the aforementioned foundational deed itself. -----------------------

The identification data (name, legal form, and in object and address) have been accredited with a copy authentic of the referred scriptures; and verified electronically by me, the Notary Public, in the Mercantile Registry. ----------

The appearing party asserts that he is in the current exercise of their position, that their faculties have not been suspended, revoked, limited or conditioned in any, that the entity it represents enjoys full personality current legal status and capacity to act and that have not changed the purpose and registered office of the company. And I, the Notary, consider that it has sufficient powers to grant this deed of PURCHASE AND SALE OF SHARES SOCIAL. -----------------------

Real Ownership.- I, the Notary, certify, expressly, that I have complied with the obligation of identification of the real owner imposed by Law 10/2010, of April 28, whose The result is recorded in the Act granted on July 26, 2018 before me, notary authorizing this deed, with the number 1,300 of protocol, stating the appearing party to remain unaltered the result contained therein. -----------------------------

Query Mercantile Registry.- Made the query by me, the Notary, through the Internet in the Mercantile Registry, I check the name, legal form, and especially the purpose and domicile of the society. -------------------------------------------------- ------------------------

Printed of said information I leave incorporated into this matrix. ------------------

Essential asset.- For the purposes of the provisions of article 160, section f), of Law 1/2010, of July 2, by which approves the revised text of the Capital Companies Act, The acquiring party declares that the property that is the object of this deed is NOT considered an essential asset in the terms included in said precept. ---------------------------------------

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I identify you by your identity document previously reviewed. ------------------------------------------------------------------------ ---------

In my opinion, they have the necessary legal capacity to grant this deed of PURCHASE OF COMPANY SHARES and in consequence: ---------------------------------------------- ------------------

=== EXPOSE ===

I.- Shares subject to transfer. ------------------------

That Don Manuel Cercós D’Aversa is the owner in full ownership, as a community property, of 300 social shares, numbered from 1 to 300, both inclusive, of the Spanish company called “TURBO ENERGY, S.L.” (formerly “SOLAR ROCKET, S.L.”), whose essential circumstances are the following: --------------------------------- --------------------------------

Address.- Addressed at 46004-Valencia, Plaza de America, number 2, 4AB. -------------------------------------------------------

Constitution.- It was constituted, for an indefinite period, under the denomination of “DISTRITECH SOLUTIONS, SL” in writing granted on September 18, 2013 before the Notary of Valencia, Mr. José Alicarte Domingo, with the number 2,287 of protocol. Changed its corporate name to “SOLAR ROCKET, SL” in deed granted on October 7, 2013 before the Notary of Valencia Mr. José Alicarte Domingo, with the protocol number 2,457. Its current name comes from the deed of elevation to public of social agreements related to merger by absorption granted on April 8, 2021 before the Notary authorizing the present, with protocol number 946.

Corporate purpose.- The purpose of the company is the following: activities (CNAE 46.52 Wholesale trade of equipment electronics and telecommunications and their components): “The acquisition, distribution and sale of electrical and electronic material for the development of renewable energy projects, such as solar panels, inverters, chargers, regulators, batteries and structures”. -------------------------------------------------- -----------------------

Registration.- Registered in the Mercantile Registry of Valencia, at General volume 9686, page 44, sheet number V-155858, 1st inscription. -----------------------

CIF- Has assigned the CIF number B-98569619. --------------------

Title.- The shares reviewed by purchase from the company “CROCODILE INVESTMENT, SLU” granted on July 16, 2015 before the authorizing Notary of the present, with protocol number 745. -------------------------------------

This is the result of the aforementioned title, which the appearing party shows me, and in which there is no note of subsequent transmission. ---------------

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Charges and Encumbrances.- Free of any charges, responsibility or condition, as stated by the transferor party - Likewise, it asserts that the statutory prohibition of transfer of the aforementioned shares, as well as not be personally obligated by the client to carry out ancillary benefits nor is said obligation linked to the aforementioned participations.----------------------------------------------- ------------

II.-Thatitdoesnotaffectanyofthepartieswhatisestablishedbythe Article 96.3 of the Commercial Code, since none of them are in a situation of receivership, bankruptcy or in contest. -------------------------------------------------- ---------------------------

II.- That those appearing carry out the stated purpose according to the following, --------------------------------------------- -----------------------------------

=== STIPULATIONS ===

First. Buy and sell. --------------------------------------------------

Don Manuel Cercós D’Aversa, with the consent of his wife present at this act, SELLS AND TRANSMITS the full ownership of the 300 shares of the company «TURBO ENERGY, SL» that have been related in the exhibition first of this deed to the company “UMBRELLA SOLAR INVESTMENT, SL” which, through its representative in this act, BUYS AND ACQUIRES. --------------------------------------------

Second. Price. ------------------------------------------------------

The overall price of said transfer is set at the sum total of twenty-nine thousand two hundred and fifty euros (29,250.00 €), at a rate of ninety-seven euros and fifty cents of euro (€97.50) for social participation. --------------------------------------

Third. Payment methods. -----------------------------------------------

Pursuant to the provisions of article 24 of the Law on Notarized for the purpose of identifying the means of payment employed by the parties, they accredit it through the following manifestation: ------------------------------------------------ ----------------------

a) The amount of fifteen thousand euros (€15,000.00) was made effective on May 17, 2022 through a transfer from whose receipt that I, the Notary Public, show, I deduce photocopy that, with testimonial value, I leave incorporated into this writing, being the IBAN codes that identify the accounts of charge and credit those that appear outlined in said document to the that are forwarded -------------------------------------------------- -------------------

The selling party grants the buying party a letter of payment for that amount. -------------------------------------------------- ------------------------

b) And the amount of fourteen thousand two hundred and fifty euros (€14,250.00) became effective on May 18, 2022 by means of a bank transfer of whose supporting document exhibited by me, the Notary Public, I deduce a photocopy that, with the value of testimony, I leave incorporated into this deed, being the codes IBANs that identify the debit and credit accounts that They are outlined in the document to which they are referred. --------------------------

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The selling party grants the buying party a letter of payment for that amount. -------------------------------------------------- --------------------------

Quarter. Demonstrations. -----------------------------------------------

The appearing parties state that, holding the part purchaser the status of partner, the application to the present transfer of the right of first refusal provided for in the Law and bylaws. -------------------------------------------------

Fifth. Expenses and Taxes. ------------------------------------------

All expenses and, where appropriate, taxes originating from this writing will be satisfied by the PURCHASING PARTY. --------------------------

Sixth.- The grantors exempt me, the Notary Public, from communicate to the Administrative Body of the company the content of the present writing, for having the same knowledge of this transmission.------------------------------------------------ --------------------------

The appearing parties state that this transmission of shares has been recorded in the Registry Book of Merchant partners. ----------------------------------------------------------

Seventh. Exemption. -------------------------------------------------- -----

Transfer Tax exemption is requested Assets under Article 314 of the Law on Market of Values 4/2015 of October 23, and correlative provisions of current Consolidated Text of the Tax. --------------------------------------

=== GRANT ===

1. Reservations and legal warnings.- I make the reservations and legal warnings, in particular and for fiscal, registry and protection of personal data, I warn: ------------------

a) In relation to the Tax on Transfers and Acts Documented Legal Obligations and Responsibilities taxes that are incumbent on the parties, in their material aspect, formal and punitive (especially within a month in which they are obliged to present this document for liquidation), and the consequences of all kinds that would derive from the non-compliance or inaccuracy of your declarations according to the Current legislation. ____________________________________

b) Regarding the protection of personal data staff. I warn that the personal data of those appearing will be subject to treatment in this Notary, which are necessary for the fulfillment of the legal obligations of the exercise of the notarial public function, in accordance with the provisions of the regulations provided for in the notarial legislation, for the prevention of money laundering, tax and, where appropriate, substantive that applicable to the documented legal act or transaction. The communication of personal data is a legal requirement, the grantor being obliged to provide the data personal, and being informed that the consequence of not provide such data is that it would not be possible to authorize or intervene the Present public document. Your data will be kept with confidential character. ________________________________________

The purpose of data processing is to comply with the regulations to authorize/intervene this document, its billing, subsequent monitoring and the functions of the obligatory notarial activity, of which they can derive the existence of automated decisions, authorized by the Law, adopted by the Public Administrations and assignee entities authorized by law, including the preparation of precise profiles for prevention and investigation by the competent authorities for money laundering and terrorist financing. __________________________________

The notary will carry out the transfers of said data that are of obligatory compliance to the Public Administrations, to the entities and subjects stipulated by Law and, where appropriate, to the Notary that succeeds or replaces the current one in this notary’s office. -------------------------

The data provided will be kept for the years necessary to comply with the legal obligations of the Notary or who replaces or succeeds him.________________________________

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You can exercise your rights of access, rectification,deletion, limitation, portability and opposition to treatment by postal mail before the authorizing Notary, located at 46002-Valencia, Moratín street, number 17, 6th floor. You also have the right to file a claim with a control authority. --------------

The data will be treated and protected according to the Legislation Notarial, Organic Law 3/2018 of December 5 on Protection of Personal Data and its development regulations, and the Regulation (EU) 2016/679 of the European Parliament and of the Council of April 27, 2016 on the protection of people physical with regard to the processing of personal data and the free circulation of these data-----------------------------------------

I, the Notary Public, deduce a certified photocopy of the obverse of the identification documents of the appearing parties, and the I hereby incorporate, authorizing the appearing parties to their reproduction in the copies that are issued from this matrix. ------------

2. Reading. I read this public instrument in its entirety and out loud to those appearing, after advising them of the right they have to do so by themselves, of which they do not use.

3. Consent. Aware, as they say, by the reading that has been carried out and by my verbal explanations, the gentlemen appearing freely state their consent to the content of this public instrument.-----------------------------------

4. Signature. Andtheysignit. _____________________________

=== AUTHORIZATION===

Of everything contained in this instrument, that its granting is in accordance with the law and the will duly informed of the grantors or intervening parties and of being extended in seven sheets of paper for exclusively notarial use, the present and the previous six in correlative order, from the same series, I ATTEST .

They follow the signatures of the appearing parties, the sign signature and signature of the authorizing notary and the seal of the notary APP. TARIFF.

Addional Provision 3 - Law 8/1989 - of 04-s13-89. _______________________________. Applicable Tariff, Calculation Basis:                                                                           number : 2,4(VAT excluded).

TARIFF DUTIES:                                                                              _______________________________

CONNECTED DOCUMENTS FOLLOW

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REGISTRO MERCANTIL CENTRAL

LUIS CALABUIG DE LEYVA
Notario de Valencia

TIPO DE CONSULTA: ACCESO POR DENOMINACION SOCIAL/CIF - DATOS GENERALES
SUJETO CONSULTADO: UMBRELLA SOLAR INVESTMENT SL

DENOMINACION SOCIAL	**UMBRELLA SOLAR INVESTMENT SL**
Registro	VALENCIA
Sección	8
Hoja	181400
Hoja Duplicada	
Cif	B98988819
COMIENZO DE OPERACIONES	27/03/2018
DOMICILIO	
Dirección	PLAZA AMERICA 2 4 AB
Municipio	VALENCIA
Provincia	VALENCIA
OBJETO SOCIAL	La sociedad tendrá por objeto social el siguiente (CNAE actividad principal 74.90. Otras actividades profesionales, cientificas y tecnicas): a) La adquisicion, distribucion y venta de material electrico y electronico par
CAPITAL (En Mutuas ver tb. OTROS ACTOS en Extracto de Inscripciones)	
Suscrito	345050 €
Desembolsado	345050 €
OBSERVACIONES	

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martes, 31 de mayo de 2022 12:55:08 - Página 1

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LUIS CALABUIG DE LEYVA
Notario de Valencia

17/5/22, 17:44 CaixaBank | banca digital CaixaBankNow

CaixaBank

Fecha impresión: **17/05/2022**

Transferencias y traspasos - Consulta de transferencia emitida

Datos generales

Fecha/Hora Solicitud:	17-05-2022 / 14:16:21
Fecha Emisión:	17-05-2022
Número de Transferencia:	7669468
Estado:	Finalizada Más info
Número de cuenta origen (IBAN):	ES03 2100 8622 6802 0011 1554
Número de cuenta destino (IBAN):	ES17 0030 3303 7800 0041 1271
Entidad destino:	BANCO SANTANDER CENTRAL HISPAN

Datos del beneficiario

Nombre:	CERCOS D AVERSA, MANUEL
País:	ESPAÑA

Datos de la transferencia

Tipo de operación:	Transferencia a otra entidad (Envío inmediato)
Ordenante:	UMBRELLA SOLAR INVESTMENT SL
Concepto:	COMPRA PARTICIPACIONES TURBO ENERGY SL
Importe:	15.000,00 euros
Precio aplicado al servicio:	0,50 euros

Datos opcionales transferencias SEPA

Referencia para el beneficiario:	CORE

https://loc13.caixabank.es/GPeticiones;WebLogicSession=Gw3Srx7N91CeQlymxQ1YWfb082w_beMUTMc_maluB4gMyOCtExWVl-74006219S143... 1/1
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CaixaBank 1 digital banking CaixaBankNow

5/18/22, 9:02
18/5/22, 9:02
CaixaBank | banca digital CaixaBankNow

Operación realizada correctamente. El dinero ya se ha enviado a la entidad destino.

Fecha: 18/05/2022 Hora: 09:02:16

Datos del ordenante

Ordenante:	UMBRELLA SOLAR INVESTMENT SL
Número de cuenta:	ES03 2100 8622 6802 0011 1554

Datos del beneficiario

Beneficiario:	CERCOS D AVERSA, MANUEL
Número de cuenta:	ES17 0030 3303 7800 0041 1271
Entidad:	BANCO ESPAÑOL DE CREDITO

Importe

Importe a transferir:	14.250,00 euros
Precio aplicable al servicio:	142,50 euros
Precio aplicado al servicio:	6,00 euros

Datos adicionales

Concepto:	COMPRA PARTICIPACIONES TURBO ENERGY SL
Tipo de operación:	Transferencia urgente vía Banco de España

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https://loc4.caixabank.es/GPeticiones;WebLogicSession=s1fV-EcCRTchLHcH3VljMzu8QifPpFw6SuAHF6EoyjclD3ucD9Obl!1544034944!106593... 1/1

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LUIS CALABUIG DE LEYVA

Notario de Valencia

ESPAÑA
DOCUMENTO NACIONAL DE IDENTIDAD
CERCOS
D'AVERSA
MANUEL
ESP
11 08 1982
30 11 2025
DNI 24391083C
277952

DOCUMENTO NACIONAL DE IDENTIDAD
ESPAÑA
ZAMORA
ESTEBAN
VERONICA
F ESP
25 08 2024
DNI NÚM.
44866505Z

ESPAÑA
SELVA
ESP
11 02 1976
DNI 33458501X
484032

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VL9666405

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